UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2024

CIPHER MINING INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39625	85-1614529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue Floor 54
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (332) 262-2300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CIFR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	CIFRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 10, 2024, Cipher Mining Inc. (the “Company”), through its wholly-owned subsidiary Cipher Mining Infrastructure LLC, a Delaware limited liability company, entered into an Amendment Agreement to the Future Sales and Purchase Agreement (the “Amendment Agreement”) with Bitmain Technologies Delaware Limited (“Bitmain”), which amends that certain Future Sales and Purchase Agreement, dated December 16, 2023, as amended by that certain Supplement Agreement, dated June 5, 2024 (the “Original Agreement”).

The Amendment Agreement (1) upgraded the miners the Company has the option, but not an obligation, to purchase from 45,706 additional Antminer T21 miners to 32,164 additional Antminer S21 XP miners (the “Option Miners”) and (2) extended the call option period the Company has to exercise its purchase of the Option Miners, which it may exercise in whole or in part, in one or more transactions, from December 31, 2024 to June 30, 2025.

The purchase price for the Option Miners under the Amendment Agreement is $186,712,020 (the “Option Purchase Price”) with (i) 10% of the Option Purchase Price, less $12,157,796 already paid, due within 7 days of the execution of the Amendment Agreement, (ii) 10% of the purchase price of the applicable batch of Option Miners due within 7 days of the Company's delivery of a call option exercise notice to purchase a batch of Option Miners, (iii) 30% of the purchase price of the applicable batch of Option Miners due three months prior to the first shipping date of such batch, (iv) 30% of the purchase price of the applicable batch of Option Miners due one month prior to the first shipping date of such batch and (v) the remaining 20% of the purchase price of the applicable batch of Option Miners due 180 days after the first shipping date of such batch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cipher Mining Inc.

Date:	July 12, 2024	By:	/s/ Tyler Page
Tyler Page Chief Executive Officer